UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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FIRST INVESTORS EQUITY FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Investors Management Company, Inc.

110 Wall Street
New York, New York 10005

A Message from the President of the First Investors Funds to all Shareholders

October 4, 2010

Dear Shareholder:

Last month, First Investors Consolidated Corporation ("FICC") – the parent company of the First Investors companies that manage and service the First Investors family of mutual funds – announced it had signed an agreement to be acquired by Foresters, a Toronto-based life insurance provider.

As President of the First Investors Funds (the "Funds"), I am writing to ask for your vote, as a shareholder of the Funds, at the November 19, 2010 special meeting of shareholders (the "Meeting"). Your vote is needed for two reasons: (1) to approve a new investment advisory agreement between First Investors Management Company, Inc. and each Fund; and (2) to elect six Trustees to serve on the Board of Trustees of the Funds (the "Proposals").

The enclosed Proxy Statement explains both of those Proposals in detail. Please review this information carefully before you cast your vote on the Proposals. A summary of each Proposal is provided below.

Please note that the Board of Trustees of each Fund has unanimously approved both Proposals, and recommends that Fund shareholders also approve the Proposals.

Approval of New Investment Advisory Agreement for the Funds

FICC, the parent company of First Investors Management Company, Inc. ("FIMCO"), your Fund's investment adviser, recently entered into an agreement with The Independent Order of Foresters ("Foresters") pursuant to which FICC will merge with and into a newly-formed subsidiary of Foresters (the "Transaction"). Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom. As a result of the Transaction, FIMCO will become an indirect subsidiary of Foresters. The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (the "Closing"), each Fund's existing investment advisory agreement (the "Current Agreement") with FIMCO automatically will terminate as required by applicable law. To provide for continuity of management, the shareholders of each Fund are being asked to approve a new investment advisory agreement (the "New Agreement") between their Fund and FIMCO. If approved by shareholders, the New Agreement would be effective upon the Closing.

Under the New Agreement, FIMCO will provide the same investment advisory services to each Fund on the same terms as under the Fund's Current Agreement (except for the effective dates). The Transaction will not result in any change in the advisory fees paid by any of the Funds. Nor will the Transaction result in any change in the investment objectives or principal investment strategies of any Fund. There are no plans to change your Fund's investment adviser, sub-adviser (if any) or portfolio manager following the Closing. The services provided by these service providers will be the same as those currently being provided to each Fund.

Election of Trustees

Currently, your Fund's Board of Trustees is comprised of six members, including me and five persons who are independent of FIMCO. So that all members of the Board of Trustees will have been elected by shareholders, you are being asked to re-elect the five current Trustees who are independent of the Funds and to elect one additional Trustee who will be affiliated with FIMCO after the Closing. The new nominee is standing for election in anticipation of my retirement from the Board effective upon the Closing of the Transaction. Upon the Closing, if elected by shareholders, the Board would continue to be comprised of six Trustees, five of whom are independent.

Detailed information about the Proposals is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, we need your vote. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy ballot or vote by telephone or internet using the instructions on the proxy ballot. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy ballot you receive.

Voting is quick and easy. Everything you will require is enclosed. It is important that your vote be received no later than the time of the special shareholders' meeting on Friday, November 19, 2010. To assist with the solicitation of proxies, we have engaged The Altman Group (the "Proxy Solicitor"), a professional proxy solicitation firm. If you have not voted your shares, you may receive a phone call from the Proxy Solicitor urging you to vote your shares.

If you have any questions about the Proposals or the voting instructions, please call the Proxy Solicitor, toll-free at 1-800-591-6313.

Thank you in advance for helping to complete this important transaction.

Sincerely,

President of the First Investors Funds

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Q&A

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Funds that will be the subject of a shareholder vote.

Q.  What is happening? Why did I get this package of materials?

A.  The Funds are conducting a Special Meeting of Shareholders scheduled to be held on Friday, November 19, 2010 to vote on two important matters.

Q.  What issues am I being asked to vote on at the upcoming meeting on November 19, 2010?

A.  As outlined in the attached Proxy Statement, you are being asked to approve:

1.  The election of six Trustees to your Fund's Board of Trustees (the "Board"), and

2.  A new investment advisory agreement between First Investors Management Company, Inc. ("FIMCO") and your Fund.

Q.  How does the Board recommend that I vote?

A.  The Board unanimously recommends that you vote "FOR" both Proposals.

Q.  Why am I being asked to vote on a new investment advisory agreement for my Fund?

A.  First Investors Consolidated Corporation ("FICC"), the parent company of FIMCO, your Fund's investment adviser, recently entered into an agreement with The Independent Order of Foresters ("Foresters") pursuant to which FICC will merge with and into a newly-formed subsidiary of Foresters (the "Transaction"). Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom. As a result of the Transaction, FIMCO will become an indirect subsidiary of Foresters. The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (the "Closing"), your Fund's existing investment advisory agreement (the "Current Agreement") with FIMCO automatically will terminate as required by applicable law. To ensure that the management of your Fund can continue without any interruption and that FIMCO can continue to provide your Fund with the same investment management services as FIMCO currently does, we are seeking your approval of a new agreement between the Fund and FIMCO (the "New Agreement"). If approved by shareholders in advance of the Closing, the New Agreement would be effective upon the Closing.

Q.  Why am I being asked to elect Trustees?

A.  Your Fund is governed by a Board of Trustees. Currently, the Board is comprised of six Trustees, five of whom are not "interested" Trustees (the "Independent Trustees"), as defined in the Investment Company Act of 1940 (the

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"1940 Act"), and one of whom is affiliated with FIMCO and, therefore, an "interested" Trustee under the 1940 Act. The purpose of this Proposal is to re-elect the five Independent Trustees currently serving on the Board and elect one new interested Trustee so that all members of the Board of Trustees will have been elected by shareholders. The new nominee, who is affiliated with Foresters and would be affiliated with FIMCO after the Closing, is being proposed for election in anticipation of the retirement from the Board of the interested Trustee currently serving on the Board. Upon the Closing, if all nominees are elected to the Board, the Board would continue to be comprised of six Trustees, five of whom would be Independent Trustees.

Q.  Will the portfolio manager of my Fund change?

A.  FIMCO has advised the Board that FIMCO does not anticipate any change in any Fund's portfolio managers in connection with the Transaction. However, there can be no assurance that any particular FIMCO employee will choose to remain at FIMCO before or after the Closing.

Q.  Will my Fund's name change?

A.  No. Your Fund's name will not change.

Q.  Will the fee rates payable by my Fund increase under the New Agreement?

A.  No. The fee rates payable under your Fund's New Agreement will not increase from the Current Agreement.

Q.  How does the New Agreement differ from the Current Agreement?

A.  The terms of the New Agreement are the same as the Current Agreement, except for the effective dates of those agreements. No changes are being proposed to the advisory services or fee rates provided to any Fund by FIMCO.

Q.  If the Proposals are approved, when will the New Agreement take effect and the new nominee join the Board?

A.  If the Proposals are approved, the New Agreement will become effective upon the Closing and the new nominee will join the Board at that time. In order for the Closing to occur, certain other conditions described in the Proxy Statement must be satisfied. Depending on when all necessary conditions to the Closing are satisfied (or waived), the Closing could occur as early as December 2010. If any conditions to the Closing are not satisfied (and are not waived), the Transaction will not be consummated.

Q.  Will my Fund pay for the Proxy Statement and related costs?

A.  No. FICC and Foresters will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and the fees and expenses incurred by the Funds in connection with the Transaction. If the Transaction is not completed, FICC will be responsible for paying all such costs incurred by the Funds.

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Q.  How does the Board recommend that I vote with respect to each Proposal?

A.  After careful consideration, the Board recommends that you vote FOR each of the Proposals.

Q.  How do I vote my shares?

A.  You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail, internet or telephone utilizing the enclosed proxy ballot. To vote by using the proxy ballot, sign and date the ballot, and return the ballot by mail in the postage-paid envelope provided. To vote by telephone, please call the toll-free number listed on the proxy ballot. To vote on the internet, please access the website listed on the proxy ballot; note that to vote on the internet, you will need the unique "control" number that appears on the proxy ballot.

Q.  Whom should I call for additional information about the accompanying Proxy Statement?

A.  Please call The Altman Group, the Funds' proxy solicitor, toll-free at 1-800-591-6313.

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FIRST INVESTORS FUNDS

FIRST INVESTORS
EQUITY FUNDS

Total Return Fund

Value Fund

Blue Chip Fund

Growth & Income Fund

Global Fund

Select Growth Fund

Opportunity Fund

Special Situations Fund

International Fund

FIRST INVESTORS
INCOME FUNDS

Cash Management Fund

Government Fund

Investment Grade Fund

Fund For Income

FIRST INVESTORS TAX EXEMPT FUNDS

Tax Exempt Fund

Tax Exempt Fund II

Single State Tax Exempt Funds

California

New York

Connecticut

North Carolina

Massachusetts

Ohio

Michigan

Oregon

Minnesota

Pennsylvania

New Jersey

Virginia

FIRST INVESTORS LIFE SERIES FUNDS

Blue Chip Fund

Cash Management Fund

Discovery Fund

Government Fund

Growth & Income Fund

High Yield Fund

International Fund

Investment Grade Fund

Select Growth Fund

Target Maturity 2010 Fund

Target Maturity 2015 Fund

Value Fund

110 Wall Street
New York, New York 10005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 19, 2010

TO SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds and First Investors Life Series Funds (each, a "Trust"), on behalf of each of their investment series named above (the "Funds"), will hold a special meeting of their shareholders at 110 Wall Street, New York, New York 10005, on November 19, 2010 at 1:00 p.m., Eastern Time (the "Meeting") for the following purposes:

(1)  To elect six Trustees to the Board of Trustees of each Trust;

(2)  To approve a new investment advisory agreement between First Investors Management Company, Inc. and each Fund; and

(3)  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

1

The Proxy Statement and appropriate Proxy Ballots also are being furnished to persons who have invested in any series of First Investors Life Series Fund ("Life Series") through variable annuity contracts and variable life policies issued by First Investors Life Insurance Company ("FIL"). Although FIL is the sole shareholder of each series of Life Series, FIL will vote shares that are attributable to variable annuity contracts or variable life policies in accordance with the votes received from the contract owners and policy holders. FIL will vote shares attributable to contract owners or policy holders who do not vote in the same proportion that it votes shares attributable to those who do vote. Because contract owners and policy holders essentially are entitled to vote through FIL, we will refer to them hereinafter simply as "shareholders."

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of any Fund listed above at the close of business on September 30, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 19, 2010 or any adjournment or postponement thereof. This Notice and the Proxy Statement are available on the internet at www.proxyonline.com. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE VOTE EVEN IF YOUR ACCOUNT WAS CLOSED AFTER THE SEPTEMBER 30, 2010 RECORD DATE.

The Altman Group (the "Proxy Solicitor"), the Funds' proxy solicitor, is available to assist you if you have any questions about the proposals or the voting instructions. Please contact the Proxy Solicitor at 1-800-591-6313.

  To vote by Telephone:

(1)  Read the Proxy Statement and have your Proxy Ballot at hand.

(2)  Call the toll-free number that appears on your Proxy Ballot.

(3)  Enter the control number set forth on the Proxy Ballot and follow the simple instructions.

  To vote by Internet:

(1)  Read the Proxy Statement and have your Proxy Ballot at hand.

(2)  Go to the website that appears on your Proxy Ballot.

(3)  Enter the control number set forth on the Proxy Ballot and follow the simple instructions.

The Board of Trustees recommends that you vote "FOR" the approval of each Proposal.

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We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed Proxy Ballot. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Boards of Trustees of
the First Investors Funds,

Assistant Secretary

October 4, 2010

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FIRST INVESTORS FUNDS

FIRST INVESTORS EQUITY FUNDS

Total Return Fund

Value Fund

Blue Chip Fund

Growth & Income Fund

Global Fund

Select Growth Fund

Opportunity Fund

Special Situations Fund

International Fund

FIRST INVESTORS INCOME FUNDS

Cash Management Fund

Government Fund

Investment Grade Fund

Fund For Income

FIRST INVESTORS TAX EXEMPT FUNDS

Tax Exempt Fund

Tax Exempt Fund II

Single State Tax Exempt Funds

California

New York

Connecticut

North Carolina

Massachusetts

Ohio

Michigan

Oregon

Minnesota

Pennsylvania

New Jersey

Virginia

FIRST INVESTORS LIFE SERIES FUNDS

Blue Chip Fund

Cash Management Fund

Discovery Fund

Government Fund

Growth & Income Fund

High Yield Fund

International Fund

Investment Grade Fund

Select Growth Fund

Target Maturity 2010 Fund

Target Maturity 2015 Fund

Value Fund

110 Wall Street
New York, New York 10005

Proxy Statement
Special Meeting of Shareholders
To Be Held on November 19, 2010

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES of First Investors Equity Funds ("Equity Funds"), First Investors Income Funds ("Income Funds"), First Investors Tax Exempt Funds ("Tax Exempt Funds") and First Investors Life Series Funds ("Life Series Funds") (each, a "Trust"), on behalf of each of their investment series named above (the "Funds"), to be voted at a special meeting of shareholders to be held on November 19, 2010, at the offices of First Investors Management Company, Inc. ("FIMCO") at 110 Wall Street, New York, New York, at 1:00 p.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (This special meeting and any related adjournments or postponements are referred to in the Proxy Statement collectively as the "Meeting.") This Proxy Statement, along with a Notice of Special Meeting of Shareholders and a Proxy Ballot, is first being mailed to shareholders of the Funds on or about October 5, 2010.

The following Proposals affecting all of the Funds will be considered and acted upon at the Meeting:

Proposal*	Page
(1) To approve a new investment advisory agreement between First Investors Management Company, Inc. and each Fund.	7

(2) To elect six Trustees to the Board of Trustees of each Trust.	12

(3) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	24

This Proxy Statement and the accompanying Proxy Ballot are also being furnished to persons who have invested in the series of First Investors Life Series Funds ("Life Series") through variable annuity contracts and variable life policies issued by First Investors Life Insurance Company ("FIL"). Although FIL is the sole shareholder of each series of Life Series, it will vote shares that are attributable to variable annuity contracts or variable life policies in accordance with the votes received from the contract owners and policy holders. FIL will vote shares attributable to contract owners or policy holders who do not vote in the same proportion that it votes shares attributable to those who do vote. Because contract owners and policy holders essentially are entitled to vote through FIL, we will refer to them hereinafter simply as "shareholders."

OVERVIEW

Proposal 1:  Why are Shareholders Being Asked to Approve New Investment Advisory Agreements?

On September 14, 2010, First Investors Consolidated Corporation ("FICC"), the parent company of FIMCO, your Fund's investment adviser, entered into an agreement with The Independent Order of Foresters ("Foresters") pursuant to which, in return for compensation payments by Foresters to FICC shareholders, FICC will merge with and into a newly-formed subsidiary of Foresters (the "Transaction"). Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom. The address of FICC and FIMCO is 110 Wall Street, New York, NY 10005. The address of Foresters is 789 Don Mills Road, Toronto, Canada M3C 1T9. The total value of compensation to be paid by Foresters to FICC shareholders in connection with the Transaction is subject to adjustments at the closing (the "Closing") based upon, among other factors, the amount of capital in FICC's affiliated life insurance company and the level of assets under management by FIMCO. The Closing may occur as early as December 2010 and is expected to occur by the end of the first quarter of 2011.

*  On the Notice of Special Meeting of Shareholders and on your Proxy Ballot, the proposal to approve a new investment advisory agreement is designated Proposal 2, and the proposal to elect Trustees is designated Proposal 1, for administrative reasons. However, the proposal to approve a new investment advisory agreement is discussed first in this Proxy Statement because of its importance. Accordingly, the proposal to approve a new advisory agreement is labeled Proposal 1, and the proposal to elect Trustees Proposal 2, solely for purposes of the discussion in this Proxy Statement.

Upon the Closing, FIMCO will become an indirect subsidiary of Foresters. This change in control is deemed to be an "assignment" under the Investment Company Act of 1940 (the "1940 Act") of each Fund's existing investment advisory agreement (the "Current Agreement") with FIMCO. As required by the 1940 Act, each Fund's Current Agreement provides for its automatic termination in the event of an assignment and, thus, each Current Agreement will terminate upon the Closing.

To ensure that the management of your Fund will continue without any interruption, the shareholders of each Fund are being asked to approve a new investment advisory agreement with FIMCO (the "New Agreement"). Under the New Agreement, which was approved by the Board of Trustees of the Funds subject to shareholder approval, FIMCO will provide the same investment advisory services to each Fund on the same terms as under the Fund's Current Agreement. The advisory fees paid by each Fund will remain unchanged. If approved by shareholders, the New Agreement will become effective upon the Closing.

In connection with its approval of the New Agreement, the Trusts' Board of Trustees (collectively, the "Board") also took certain precautionary measures to ensure the continuity of investment management services in the event that the Closing is scheduled to occur prior to approval of the New Agreement by the shareholders of one or more Funds. In such event, the Board has authorized management to terminate a Fund's Current Agreement, effective on a date prior to the Closing, and approved an interim investment advisory agreement with FIMCO with respect to each Fund (the "Interim Agreement"). The Interim Agreement would ensure that such Funds continue to receive ongoing advisory services if the Closing occurs before the Funds' shareholders have approved the New Agreement. The Interim Agreement will remain in effect for each such Fund until the earlier of 150 days from the termination of the Current Agreement, or the date that a Fund's shareholders approve the New Agreement. Rule 15a-4 under the 1940 Act permits such interim agreements to become effective without shareholder approval.

Foresters does not currently anticipate recommending to the Board any changes to the organization or structure of the Funds immediately following the Closing. The portfolio managers at FIMCO and the sub-advisers that currently manage certain Funds are expected to continue to manage those Funds after the Closing. However there can be no assurance that these personnel will choose to remain employed by FIMCO before or after the Closing. FIMCO and the Funds will continue to operate under their existing names. If a Fund's shareholders do not approve the New Agreement, the Fund's Board of Trustees will take such actions as it deems to be in the best interests of the Fund and its shareholders.

Under the Current Agreements, FIMCO may retain investment sub-advisers to provide investment advisory services for all or a portion of the assets of a Fund. With respect to certain Funds, FIMCO has entered into sub-advisory agreements with a sub-adviser on behalf of the Funds. Upon the Closing, the sub-advisory agreements will terminate automatically upon the termination of each Current Agreement. The Board of Trustees of the Funds approved new and interim sub-advisory agreements that will become effective upon the Closing of the Transaction. Pursuant to an order previously issued by the Securities and Exchange Commission (the "SEC"), FIMCO is permitted to enter into new or modified sub-advisory agreements with existing or new unaffiliated sub-advisers without approval of a Fund's shareholders, provided that they have been approved by the Board. Therefore, shareholders will not be asked to approve new sub-advisory agreements.

Proposal 2:  Why are Shareholders Being Asked to Elect Trustees?

Currently, each Trust's Board is comprised of six Trustees, five of whom are not "interested" Trustees (the "Independent Trustees"), as defined in the 1940 Act, and one of whom is affiliated with FIMCO and, therefore, an "interested" Trustee under the 1940 Act. The purpose of this Proposal is to re-elect the five Independent Trustees currently serving on the Board and elect one new interested Trustee so that all members of the Board of Trustees will have been elected by shareholders. The new nominee, who is affiliated with Foresters and would be affiliated with FIMCO after the Closing, is being proposed for election in anticipation of the retirement from the Board of the interested Trustee currently serving on the Board. Upon the Closing, if all nominees are elected to the Board, the Board would continue to be comprised of six Trustees, five of whom would be Independent Trustees.

VOTING INFORMATION

Shareholders of all Funds are entitled to one vote for each Fund share and a fractional vote for each fractional share held directly or held indirectly through an insurance policy or a variable annuity contract. Shareholders of record of all Funds listed above as of the close of business on September 30, 2010 (the "Record Date"), are entitled to vote at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" each proposal and "FOR" or "AGAINST" any other business which may properly arise at the Meeting, in the proxies' discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Assistant Secretary of the Funds (the "Assistant Secretary"). To be effective, such revocation must be received by the Assistant Secretary prior to the Meeting and must indicate the shareholder's name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

The number of the shares of each class of each Fund issued and outstanding as of the Record Date is included in Exhibit A. Information regarding the percentage ownership of each person who as of the Record Date, to the knowledge of each Fund, owned of record and/or beneficially 5% or more of any class of the outstanding shares of the Fund is included in Exhibit B. The executive officers and Trustees, as a group, did not own more than one percent of the outstanding shares of any class of a Fund as of the Record Date. Information regarding FIMCO's directors and executive officers, including information regarding their interest in the Transaction, is set forth in Exhibit C. In addition, the Trust and FIMCO have no knowledge of any purchases or sales exceeding one percent of the outstanding securities of FIMCO or Foresters (Foresters has no outstanding securities) or any entity controlling, controlled by or under common control with FIMCO or Foresters by any Trustee of the Trust since the beginning of a Trust's most recent fiscal year ended September 30, 2010 or December 31, 2009.

Quorum and Adjournment

The presence in person or by proxy of the holders of record of (1) one-third of the total outstanding shares of each Fund shall constitute a quorum for purposes of Proposal 1 and (2) one-third of the total outstanding shares of each Trust shall constitute a quorum for purposes of Proposal 2. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve one or both of the Proposals are not received, the persons named as proxies may adjourn the Meeting to permit further solicitation of proxies. Any such adjournment may be an adjournment with respect to one or both Proposals. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Solicitation of Proxies

The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Funds' officers or employees or representatives of FIMCO, or one of FIMCO's affiliates or by proxy soliciting firms retained by the Funds. FIMCO has retained The Altman Group (the "Proxy Solicitor"), as proxy solicitor, to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. Among other services, Proxy Solicitor will provide proxy consulting, mailing, tabulation and solicitation services. The cost of retaining Proxy Solicitor is estimated to be approximately $900,000, excluding printing and mailing costs. However, these costs will vary depending on the number of solicitations made. The Funds' officers, and those employees and representatives of FIMCO who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining Proxy Solicitor, will be borne by FICC and Foresters. In addition, the Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. FICC and Foresters may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareholder Reports

The most recent annual reports of the First Investors Equity Funds and First Investors Income Funds, including financial statements, for the fiscal year ended September 30, 2009, and First Investors Tax Exempt Funds and First Investors Life Series Funds, including financial statements, for the fiscal year ended December 31, 2009, and the most recent semi-annual reports succeeding the annual reports have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any previous or subsequent shareholder reports, please contact Administrative Data Management Corp., Raritan Plaza 1, Edison, NJ 08837 or by calling 1-800-423-4026.

Householding

Only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who reside at the same address and share the same last name, unless the Fund has received instructions to the contrary. If you are part of a household that has received only one copy of the Proxy Statement and the related materials, your Fund will deliver promptly a separate copy of the Proxy Statement to you upon written or oral request. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should write to the Funds' transfer agent, Administrative Data Management Corp., Raritan Plaza 1, Edison, NJ 08837, or call 1-800-423-4026. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact Administrative Data Management Corp. as instructed above.

Required Vote

Approval of Proposal 1 will be determined separately for each Fund. Assuming the presence of a quorum, approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" as such term is defined in the 1940 Act (the "1940 Act Majority") of each Fund. For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

Approval of Proposal 2 will be determined separately for each Trust. Assuming the presence of a quorum, approval of Proposal 2 requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any Proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 2, for which the required vote is a plurality or a majority of the votes cast but will effectively be a vote against Proposal 1 for which the required vote is a percentage of the shares present at the Meeting or outstanding.

PROPOSAL 1
APPROVAL OF A
NEW INVESTMENT ADVISORY AGREEMENT
WITH FIMCO

Shareholders of each Fund are being asked to approve the New Agreement between their Fund and FIMCO. As described above, each Fund's Current Agreement will terminate upon the Closing. Approval of the New Agreement is sought so that the operation of each Fund can continue without interruption. For your reference, a form of the New Agreement (including a schedule of the contractual fee rates for each Fund) is included in Exhibit D.

What Services does FIMCO Provide to the Funds?

FIMCO serves as the investment adviser and has made the day-to-day investment decisions for the First Investors Funds since 1965. FIMCO also supervises all aspects of each Fund's operation and provides certain administrative and fund accounting services to the Funds. Following the Transaction, FIMCO will continue to serve as the investment adviser and provide the same services to the Funds.

What was the Board's Process for Considering the Transaction?

The Board held in-person meetings on August 18, 2010 and September 16, 2010 to discuss the Transaction and the effect that the Transaction would have on the Funds. Throughout this process, the Independent Trustees were advised by independent legal counsel. At the August 18, 2010 meeting, the Board met with representatives of FIMCO and Foresters and discussed the effects of the Transaction on the Funds and FIMCO, including the anticipated retirements from FIMCO of two senior executive officers after the Closing.

At the September 16, 2010 meeting (the "September Meeting"), the Board considered whether to approve the New Agreement and the Interim Agreement with FIMCO. At that time, the Board reviewed information provided by FIMCO and Foresters regarding the terms of the Transaction and considered its possible effects on the Funds and their shareholders. In addition, the Trustees met with representatives of Foresters to discuss its personnel, operations and financial condition. The Board also met with representatives of FIMCO. During the meeting, these representatives indicated their belief that the Transaction would not adversely affect the continued operation of the Funds or the capabilities of the senior investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. These representatives also indicated that they believed that the Transaction could provide certain benefits to the Funds. For example, they indicated that potential benefits may include opportunities to increase the distribution of Fund shares and realize cost savings by leveraging certain available resources at Foresters. These individuals noted that any resulting growth of Fund assets might produce economies of scale that could benefit shareholders of the Funds. They also noted that such cost savings potentially could be shared with Fund shareholders. However, there can be no assurance that any of these benefits would result.

What did the Board Consider in Approving the New Agreement and the Interim Agreement?

In connection with their approval of the New Agreement and the Interim Agreement, the Independent Trustees received advice from their legal counsel detailing the Board's responsibilities pertaining to such approvals. The Board reviewed the materials furnished by Foresters and FIMCO discussed below, including responses to certain questions relating to the Transaction and reports relating to each Fund's performance, advisory fees and total operating expenses, and other relevant data.

The Board considered, among other matters:

(1)  That the terms of the New Agreement, the Current Agreement and the Interim Agreement are substantially the same;

(2)  That the level of service and the manner in which each Fund's assets are managed are not expected to change as a result of the Transaction, and that the same people who manage the Fund's assets are expected to continue to do so after the Closing;

(3)  That advisory fee rates payable by each Fund under the New Agreement and the Interim Agreement are the same as the fee rates payable under the Current Agreement;

(4)  That each Fund's expense ratios were not expected to increase as a result of the Transaction or approval of the New Agreement or the Interim Agreement;

(5)  That Foresters does not currently contemplate modifying the Funds' current service provider and sub-advisory relationships;

(6)  That Foresters has no current intention to change the current advisory fee waiver and/or expense reimbursement arrangements;

(7)  That the Transaction is expected to have minimal impact on FIMCO's day-to-day operations;

(8)  That the Transaction is not expected to result in any change in the structure or operation of the Funds;

(9)  The history, reputation, qualification and background of Foresters, the qualifications of its personnel and Foresters' financial condition;

(10)  The capabilities, experience, corporate structure and capital resources of Foresters;

(11)  The long-term business goals of Foresters with regard to FIMCO and the Funds;

(12)  Foresters' intent to retain key personnel currently employed by FIMCO who provide services to the Funds (other than Kathryn S. Head, Chairman and President of FIMCO, and Larry R. Lavoie, Chief Compliance Officer, who indicated their intent to retire from FIMCO) and to maintain the existing level and quality of services to the Funds;

(13)  That shareholders would not bear any costs in connection with the Transaction, inasmuch as FICC and Foresters will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and any other fees and expenses incurred by the Funds in connection with the Transaction;

(14)  The potential for the Funds to realize benefits as a result of the Transaction, including long-term economies of scale; and

(15)  Information furnished to the Board by Foresters and FIMCO for the August 18, 2010 and September 16, 2010 Board meetings, information discussed throughout the year at regularly scheduled Board and Committee meetings and information provided by FIMCO for the Board's consideration at its May 20, 2010 meeting (the "May Meeting") specifically in relation to the renewal of the Current Agreement. In this regard, FIMCO confirmed that there have been no material changes to the information provided to the Board in connection with the renewal of the Current Agreement at the May Meeting.

Information provided by Foresters and FIMCO for the Board's consideration included Foresters' responses to questions relating to the terms of the Transaction, how Foresters will finance the Transaction, the effect of the Transaction on the Funds, their service providers or fee structure, and any significant changes (actual or anticipated) to the composition of the Board, Trust officers, operations of the Funds, FIMCO's investment personnel, FIMCO's compensation structure, the Current Agreement, or the Funds' distribution arrangements. In addition, information on the Funds' investment performance is regularly provided to the Board. The Board also reviewed current and pro forma balance sheets for FIMCO and First Investors Corporation ("FIC"), the underwriter for all Funds other than Life Series.

Information furnished at Board meetings throughout the year included FIMCO's analysis of each Fund's investment performance, presentations given by the portfolio managers of the Funds and various reports on compliance and other services provided by FIMCO and its affiliates. For the May Meeting, the Trustees requested and received information compiled by Lipper, Inc. ("Lipper"), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper ("Peer Group" and "Expense Group," respectively); and (2) comparative information on each Fund's volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. ("ADM"), the Funds' affiliated transfer agent, from the relationship with each Fund; and (4) any "fall out" or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. For the May Meeting, FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the New Agreement and Interim Agreement for all of the Funds were considered at the same Board meeting, the Trustees addressed each Fund separately.

Based on its evaluation of the Transaction and the information presented, the Board unanimously concluded that the terms of the New Agreement and the Interim Agreement were reasonable and fair and that the approval of the New Agreement and the Interim Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board unanimously voted to approve the New Agreement and the Interim Agreement for each Fund and recommended that shareholders approve the New Agreement with respect to their Fund. The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Agreement or the Interim Agreement for each Fund. Although not meant to be all-inclusive, included in Exhibit E is a description of certain of the factors that were considered by the Board in deciding to approve the New Agreement and the Interim Agreement for each Fund.

What are the Material Terms of the Current Agreement and the New Agreement?

The New Agreement includes the same terms as the Current Agreement, except for the effective dates of the agreements. Under the New Agreement, FIMCO is responsible for supervising and managing each Fund's investments, effecting each Fund's portfolio transactions and supervising all aspects of each Fund's operations, subject to review by the Board. The New Agreement also provides for FIMCO to provide to the Funds certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain related expenses, other than obligations or liabilities of the Funds.

The New Agreement provides that it will continue in effect for two years from its date of execution. Thereafter, if not terminated, the New Agreement will continue for successive 12-month periods only if such continuance is approved at least annually in conformity with the requirements of the 1940 Act. The New Agreement further provides that, with respect to any new series of a Trust, the agreement will continue in effect for two years from the date the series is added to such agreement. The New Agreement may be terminated at any time, with respect to a Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The New

Agreement provides that FIMCO shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the New Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of FIMCO in the performance of its duties, or from reckless disregard by FIMCO of its duties and obligations thereunder.

Under the New Agreement, each Fund is obligated to pay the adviser an annual fee, paid monthly. Each Fund also bears all fees and expenses of its operations other than those assumed by FIMCO or its underwriter under the terms of its advisory or underwriting agreements. The advisory fee rates paid to FIMCO by the Funds will remain unchanged. Exhibit F sets forth the advisory fees paid to FIMCO by each Fund for the fiscal year ended September 30, 2009 (for the September 30 Funds) and the fiscal year ended December 31, 2009 (for the December 31 Funds) (before and after taking into account any fee waivers), and indicates the voluntary waiver or reimbursement, if any, with respect to the contractual advisory fee rates. Any waivers to the contractual advisory fees for the New Funds are subject to change under year-to-year negotiations of the waiver rates with the Board. Any change to the fee waivers could result in a decrease or an increase of the actual effective advisory rates for the Funds. FIMCO compensates each sub-adviser from the fees it receives.

The Current Agreement is dated January 27, 2006. The Current Agreement was approved by the shareholders of each Fund at a meeting held on October 28, 2005 in connection with the reorganization of the Funds into the Trusts. The Trustees last approved the renewal of the Current Agreement on May 20, 2010.

What are the Material Terms of the Interim Agreement?

The terms of the Interim Agreement are identical in all respects to the terms of the Current Agreement and the New Agreement (which are described above), other than with respect to the duration and termination of the agreement. The Interim Agreement will not become effective with respect to a Fund unless the Closing occurs prior to shareholder approval of the New Agreement for that Fund. The Interim Agreement will terminate with respect to any such Fund upon the earlier of: (1) 150 days from the termination of the Current Agreement, or (2) the effective date of the New Agreement after it has been approved by each Fund's shareholders. The Interim Agreement can also be terminated with respect to a Fund at any time by the Board or by a majority of the outstanding shares of a Fund or by FIMCO in each instance upon 60 days' written notice.

Will the Transaction Fall Within the Safe Harbor of Section 15(f) of the 1940 Act?

The Transaction involves the sale by merger of FIMCO's parent company, FICC. FIMCO intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by FIMCO of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on any Fund. Moreover, Foresters has agreed that, for two years after the consummation of the Transaction, it will refrain from imposing, or agreeing to impose, any "unfair burden" on any Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor. At the present time, 83% of the Trustees are classified as Independent Trustees and, following the Transaction, 83% of the Trustees will remain classified as such. FIMCO will not take any action that at any time would cause less than 75% of the Trustees to be persons who are not "interested persons" (as defined in the 1940 Act) of Foresters or FIMCO for the three-year period after the completion of the Transaction.

What Vote is Required by Shareholders to Approve Proposal 1?

Approval of the New Agreement requires the affirmative vote of a 1940 Act Majority of each Fund's shares. The Board has determined that recommending the New Agreement for each Fund is in the best interests of the Fund's shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE "FOR"
PROPOSAL 1

PROPOSAL 2
ELECTION OF TRUSTEES

What are Shareholders Being Asked to Approve in Proposal 2?

The purpose of this Proposal is to elect six Trustees to the Board of each Trust so that all members of the Board of Trustees will have been elected by shareholders. The Board has nominated the individuals listed below (the "Nominees") for election as Trustees, each to hold office until his successor is elected and duly qualified, or until his death, termination, resignation or removal. Each nominee other than Mr. Pinkerton currently serves as an Independent Trustee. If elected, Mr. Pinkerton will serve as an interested Trustee effective as of the Closing. Mr. Pinkerton is being proposed for election in anticipation of the retirement of FIMCO's President, who currently serves on the Board as an interested Trustee, effective as of the Closing. Each Nominee has indicated a willingness to continue to serve if elected. Upon the Closing, if all Nominees are elected, the Board would continue to be comprised of six Trustees, five of whom would be Independent Trustees.

Charles R. Barton, III

Stefan L. Geiringer

Robert M. Grohol

Arthur M. Scutro, Jr.

Mark R. Ward

Christopher H. Pinkerton

It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of each Nominee. The Nominees have consented to be named in this Proxy Statement and to serve as Trustees if elected. If any Nominee should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. The Board and management have no reason to believe that any Nominee will be unavailable for election.

Who are the Nominees to the Board?

Information about the Nominees and certain officers of the Funds, including their addresses, year of birth, principal occupations during the past five years, and other directorships, is set forth in the table below. The address of each Nominee listed below is c/o First Investors Legal Department, 110 Wall Street, New York, NY 10005.

INFORMATION REGARDING NOMINEES
FOR ELECTION AT THE MEETING

Name and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held by Trustee or Nominee	Number of Portfolios in Fund Complex Overseen By Trustee or Nominee for Trustee, if Elected	Other Trusteeships/ Directorships Held
Nominees for Independent Trustee:

Charles R. Barton, III 1965	Trustee since 1/1/2006	Chief Operating Officer (since 2007), Board Director (since 1989) and Trustee of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe Pierson Corporation (land holding and management service provider) since 2004	39	None

Name and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held by Trustee or Nominee	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee, if Elected	Other Trusteeships/ Directorships Held
Stefan L. Geiringer 1934	Trustee since 1/1/2006	President of SLG Energy LLC since 2010; Co-Founder and Senior Vice President of Real Time Energy Solutions, Inc. (energy consulting) since 2005; President of SLG Energy, Inc. since 2005; Founder/Owner and President of North Atlantic Utilities, Inc. since 1987	39	None

Robert M. Grohol 1932	Trustee since 6/3/2000 and Chairman since 1/1/2010	None/Retired	39	None

Arthur M. Scutro, Jr. 1941	Trustee since 1/1/2006	None/Retired	39	None

Mark R. Ward 1952	Trustee since 1/1/2010	Self-employed, consultant since 2008; Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset Management Practice (2003-2007)	39	None

Nominees for Interested Trustee:

Christopher H. Pinkerton* 1958	N/A	President, US Division, Foresters, Chairman, Foresters Equity Services (broker-dealer), Chairman, Foresters Financial Partners (independent marketing organization) since 2005; Senior Vice President, Foresters North American Sales and Marketing (2005-2007); President and CEO, US Allianz Investor Services (variable insurance), Chairman, President and CEO, USAllianz Investment Advisors (investment adviser) (1999-2005)	39	None

*  If elected, Mr. Pinkerton would be considered an interested Trustee after the Closing because he would serve as President of FIMCO.

What are the Trustees' Qualifications?

The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills as set forth below, on an individual basis, each Trustee should serve as a Trustee of the Funds. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, FIMCO, the sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's business or consulting positions; experience from service as a board member of the Funds (and/or in other capacities, including for any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.

Robert M. Grohol. Mr. Grohol has served as a Trustee since June 2000, and Chairman since January 2010, with respect to all of the Funds. In addition, he has over 40 years of executive and business experience in the consumer finance industry. Prior to his retirement, Mr. Grohol was the Senior Vice President of Operations of Beneficial Corporation for 15 years.

Charles R. Barton, III. Mr. Barton has served as a Trustee of all of the Funds since 2006. He has served on the board of The Barton Group/Barton Mines Corporation, a privately held mining and industrial abrasives distribution business, for over 20 years and became its Chief Operating Officer in 2007. In addition, Mr. Barton is President of Noe Pierson Corporation, a privately-held land holding and management service provider. Prior to 2001, he held finance-related positions at AlliedSignal and Honeywell International, Inc.

Stefan L. Geiringer. Mr. Geiringer has served as a Trustee of all of the Funds since 2006. In addition, he has over 50 years of executive and business experience as the founder and executive officer of various energy distribution and energy consulting companies. He has served on the boards of both private and public companies and served on active duty in the armed forces.

Arthur M. Scutro, Jr. Mr. Scutro has served as a Trustee of all of the Funds since 2006 and Vice Chairman since January 2010. In addition, he has over 36 years of accounting, executive and business experience in the public accounting and financial services industries. Prior to his retirement, Mr. Scutro had served as Senior Vice President at UBS PaineWebber for 16 years.

Mark R. Ward. Mr. Ward was appointed as a Trustee of all Funds on January 1, 2010. He has over 32 years of experience in the accounting industry. Prior to his retirement, he served as a senior partner at Ernst & Young, LLP and as the leader of its Mid-Atlantic Asset Management Practice. Currently, Mr. Ward serves as a consultant with respect to accounting matters.

Christopher H. Pinkerton. Mr. Pinkerton has been nominated by the Board to stand for election as a Trustee. He has nearly 30 years of experience as a senior executive in the insurance and financial services industry, with a focus on financial management, fraternal benefit organization stewardship, sales force and market development, investment management and product development and implementation. Currently, Mr. Pinkerton serves as President of US Division of Foresters and as Chairman of certain affiliates of Foresters.

Who are the Executive Officers of the Funds?

Executive officers of the Funds are appointed by the Board to oversee the day-to-day activities of each Fund. Information regarding the executive officers of the Funds, including their principal occupations during the past five years, is set forth below. The address of each Officer listed below is c/o First Investors Legal Department, 110 Wall Street, New York, NY 10005.

Name, Year of Birth, Address(1)	Position(s) Held With the Funds and Length of Time Served(1)	Principal Occupation During Past Five Years
Kathryn S. Head 12/31/55	President since 2001	Chairman, President and Director of First Investors Consolidated Corporation, First Investors Management Company, Inc., Administrative Data Management Corp., First Investors Resources, Inc., First Investors Leverage Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation and First Investors Credit Funding Corporation; and Chairman and Director of First Investors Corporation, First Investors Federal Savings Bank, First Investors Life Insurance Company, First Investors Credit Corporation and First Investors Realty Company, Inc.

Joseph I. Benedek 8/2/57	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.

Larry R. Lavoie 9/12/47	Chief Compliance Officer 8/20/2004 to 6/2/2008 and since 6/19/2008	General Counsel of First Investors Corporation and various affiliates; Director of First Investors Consolidated Corporation and various affiliates.

(1)  Officers are generally elected and appointed by the Board for one-year terms.

What is the Share Ownership in the Funds by the Nominees and Officers?

As of the Record Date, each of the Nominees and Officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of any class of shares of the Funds.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Funds and of all Funds in the Family of Investment

Companies as of September 30, 2010. The information as to beneficial ownership is based on statements furnished by each Nominee.

Name of Trustee	Aggregate Dollar Range of Securities in the Funds Listed Below		Aggregate Dollar Range of Securities in Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees/Nominees:
Charles R. Barton, III	Select Growth Fund Opportunity Fund International Fund Global Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$50,001 - $100,000
Stefan L. Geiringer	Value Fund Blue Chip Fund Growth & Income Fund Opportunity Fund Special Situations Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$50,001 - $100,000
Robert M. Grohol	Value Fund Opportunity Fund Select Growth Fund	$10,001 - $50,000 $10,001 - $50,000 $50,001 - $100,000	Over $100,000
Arthur M. Scutro, Jr.	Cash Management Fund Tax Exempt Fund Government Fund Total Return Fund	$1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$50,001 - $100,000
Mark R. Ward		None	None
Interested Trustees/Nominees:
Christopher Pinkerton		None	None

(1)  Securities valued as of Record Date.

As of September 16, 2010, neither the Independent Trustees, nor their immediate family members, owned securities beneficially or of record in Foresters, FIMCO or FIC or any affiliate of Foresters, FIMCO or FIC.

Kathryn S. Head, who currently is President and a Board member of the Funds, together with members of her family, currently control FICC and, thus, currently control FIMCO. The other two executive officers of the Funds, Joseph I. Benedek, currently Treasurer of the Funds, and Larry R. Lavoie, currently Chief Compliance Officer of the Funds, also have ownership interests in FICC and, thus, indirect interests in FIMCO. Ms. Head and Messrs. Benedek and Lavoie have direct beneficial ownership interests in FICC, respectively, of approximately 4.74%, 0.6% and 2.73%. As a result, Ms. Head and Messrs. Benedek and Lavoie will receive a portion of the payments made by Foresters to owners of FICC in connection with the Transaction. While the amount that each will receive depends on a number of variables, each will receive no more per share of ownership interest than every other FICC shareholder. The base transaction purchase price of $235 million is subject to adjustment based on several factors, including the amount of capital in FIMCO and its affiliated insurance company and the amount of assets under management by FIMCO at the Closing. In addition, a substantial portion of the base purchase price will be placed into escrow at the Closing for up to five years as recourse for any potential indemnification claims by Foresters.

What is the Compensation Paid to the Trustees?

The Interested Trustee and Officers of the Funds are paid by FIMCO. These individuals receive no compensation from the Funds. Each Fund pays the Independent Trustees annual compensation and certain out-of-pocket expenses.

The following table lists compensation paid to the Independent Trustees by First Investors Equity Funds and First Investors Income Funds for the twelve-month period ended September 30, 2010 and by First Investors Tax Exempt Funds and First Investors Life Series Funds for the twelve-month period ended December 31, 2009, as well as information regarding compensation from the Fund Complex for the applicable twelve-month period. No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any of the Funds.

Compensation Table

Name of Trustee	Aggregate Compensation From First Investors Equity Funds	Aggregate Compensation From First Investors Income Funds	Aggregate Compensation From First Investors Tax Exempt Funds	Aggregate Compensation From First Investors Life Series Funds	Total Compensation From the Fund Complex(1)
Charles R. Barton, III	$29,148	$12,870	$14,947	$7,522	$64,487
Stefan L. Geiringer	$29,148	$12,870	$14,947	$7,522	$64,487
Robert M. Grohol	$31,259	$13,803	$14,707	$7,401	$67,170
Arthur M. Scutro, Jr.	$30,404	$13,425	$15,428	$7,764	$67,021
Mark R. Ward*	$21,821	$9,635	$0	$0	$31,456

(1)  As of September 30, 2010, the First Investors Fund Complex was comprised of 39 Funds.

*  Mr. Ward did not receive any compensation for the fiscal year ended December 31, 2009 as he was elected Trustee of the Funds effective January 1, 2010.

What are the Board's Leadership Structure and Oversight Responsibilities?

The Trusts share a common Board. The Board is responsible for oversight of the Funds. The Trust has engaged FIMCO to manage each Fund on a day-to-day basis. The Board is responsible for overseeing: FIMCO; the sub-advisers, as applicable; and certain other principal service providers in the operations of the Funds. The Board currently is composed of six Trustees, five of whom are Independent Trustees. The Board currently conducts regular meetings six times a year, four of which are formal meetings and two of which are informal meetings. In addition, the Board may hold special in-person or telephonic meetings and informal conference calls to discuss matters that arise or require action between regular Board meetings. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the fiscal years ended September 30, 2010 and December 31, 2009, the Board held a total of eight and seven meetings, respectively. The Trusts do not hold annual shareholder meetings and, therefore, do not have a policy with respect to Trustees' attendance at such meetings.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to participate in the preparation of the agenda for meetings of the Board, preside at all meetings of the Board, and act as a liaison with officers of the Funds, attorneys and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two standing committees, a Governance Committee and an Audit Committee, to assist the Board in performing its oversight responsibilities, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Board has appointed a lead Trustee with respect to oversight of investment-related matters, including evaluation of Fund performance and fees for purposes of contract renewal meetings. The Board believes that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

How Does the Board Oversee Risk?

The Funds are subject to a number of risks, including investment, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Funds and is addressed as part of various Board and committee activities. The actual day-to-day risk management with respect to the Funds resides with FIMCO, the sub-advisers and other service providers to the Funds. Under the general oversight of the Board, FIMCO, the sub-advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate their effects if they do occur. Each of FIMCO, the sub-advisers, and other service providers has its own, independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models. Although these risk management policies are designed to be effective, these policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FIMCO, the sub-advisers or other service providers. As part of its regular oversight of the Funds, the Board, directly or through a committee, interacts with and reviews reports from, among others, FIMCO; the sub-advisers, as applicable; the Fund's Chief Compliance Officer; the independent registered public accounting firm for the Funds; and other service providers to the Funds, as appropriate, regarding risks faced by the Funds and management's or the service provider's risk functions. The Board has appointed a Chief Compliance Officer for the Funds, who oversees the implementation and testing of the Funds' compliance program and provides reports to the Board regarding compliance matters for the

Funds and their service providers. The Chief Compliance Officer's reports include a quarterly report outlining all identified compliance risks, all material compliance matters and how those compliance matters were resolved. Moreover, the Chief Compliance Officer regularly discusses the relevant compliance and risk-related issues affecting the Funds during private meetings with the Independent Trustees held each quarter. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

What are the Board's Standing Committees?

As noted above, the Board has two standing committees, the Governance Committee and the Audit Committee. The Governance and Audit Committees are comprised of only Trustees who are Independent Trustees. Currently, all of the Independent Trustees serve on these committees. The Governance and Audit Committees may designate one member to serve as the Chairperson of the Committee. Currently, Mr. Scutro is Chairperson of the Audit Committee and Mr. Geiringer is Chairperson of the Governance Committee.

The Governance Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates' qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, and reviewing Trustee compensation. The Governance Committee met two times during the fiscal years ended September 30, 2010 and December 31, 2009, respectively.

When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds' offices c/o First Investors Management Company, Inc., 110 Wall Street, New York, New York 10005.

The Audit Committee is responsible for, among other things, overseeing the Funds' accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to FIMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds' internal controls, investigating improprieties or suspected improprieties in the Funds' accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met three times per year during the Funds' fiscal years ended September 30, 2010 and December 31, 2009, respectively.

How Does the Board Evaluate Potential Nominees and Consider Diversity?

When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. Candidates are evaluated based upon their general experience, qualifications, attributes and such other additional qualifications as the Governance Committee may adopt from time to time. In addition, the Governance Committee will consider a potential nominee's educational background, business or professional experience and reputation, as well as the skill sets already represented on the Board. Prospective nominees should demonstrate an ability to bring integrity, insight, energy and analytical skills to Board deliberations. In addition, all prospective nominees must demonstrate an ability and willingness to make the considerable time commitment believed necessary to his or her function as an effective Board member.

In recommending the election of Mr. Pinkerton, the Governance Committee noted the candidate's appropriate background, experience, capabilities and integrity. As part of the nomination process, Mr. Pinkerton completed a questionnaire requesting relevant information, including experience and material transactions.

What Vote is Required by Shareholders to Approve Proposal 2?

Approval of Proposal 2 with respect to each Trust requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE "FOR"
EACH OF THE PROPOSED TRUSTEES

GENERAL INFORMATION

Underwriter

First Investors Corporation, 110 Wall Street, New York, New York 10005, serves as the underwriter to all of the Funds other than the Funds comprising Life Series.

Custodian

The Bank of New York Mellon Corp. ("BONY"), One Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund of the First Investors Income Funds, each Fund of the First Investors Tax Exempt Funds, and for the following Funds of the First Investors Life Series Funds: Cash Management, Government, High Yield, Investment Grade, Target Maturity 2010 and Target Maturity 2015. BONY employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of each Fund of the First Investors Equity Funds, and for the following Funds of the First Investors Life Series Funds: Blue Chip, Discovery, Growth & Income, International, Select Growth and Value.

BBH employs foreign subcustodians and foreign securities depositories to provide custody of their foreign assets.

Custodial Services for Certain Tax Deferred Accounts

First Investors Federal Savings Bank ("FIFSB") acts as custodian on certain tax deferred accounts (such as IRA, 403(b), or ESA accounts) that are opened through Administrative Data Management Corp., the Funds' transfer agent. FIFSB charges an annual custodial fee for each type of tax deferred account it services irrespective of the number of Funds that are held in the tax deferred account. These custodial fees are currently being paid by the Funds. To the extent that a Fund continues to pay these fees, these fees will be included within that Fund's expense ratio provided in the Fund's prospectus and financial statements. The Funds reserve the right to discontinue paying this fee at any time on 45 days' written notice to account holders. FIFSB reserves the right to increase or modify the custodial fee on prior written notice. It is expected that following the Closing, an independent custodian will be appointed in place of FIFSB.

Transfer Agent

Administrative Data Management Corp. ("ADM"), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. ADM provides services to account holders that include, but are not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Funds. ADM receives fees from the Funds that are based upon a combination of account maintenance and a per transaction basis in accordance with a fee schedule that is approved by the Board of the Funds. In addition, the Funds reimburse ADM for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items. For the fiscal year ended September 30, 2009, the Equity Funds and the Income Funds paid $7,233,343 and $2,534,477, respectively, in fees to ADM. For the fiscal year ended December 31, 2009, the Tax Exempt Funds paid $785,958 in fees to ADM. The Life Series Funds paid no fees to ADM for the fiscal year ended December 31, 2009. The transfer agent's telephone number is 1-800-423-4026. It is expected that following the Closing, ADM will continue to provide transfer agency services to the Funds.

Independent Registered Public Accounting Firm

The Funds are audited twice each fiscal year by Tait, Weller & Baker ("TWB"), an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Upon the recommendation of the Audit Committee, a majority of the Independent Trustees selected TWB to serve as the Funds' independent registered public accounting firm for the current fiscal years. The selection of TWB was approved by the entire Board. TWB has advised the Funds that, to the best of its knowledge and belief, as of September 30, 2010, no TWB professional had any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to accountants. Certain information concerning the fees and services provided by TWB to the Funds and to FIMCO and its affiliates for the most recent fiscal years of the Funds is provided below. For purposes of the following information, FIMCO, and any entity controlling, controlled by or under common control with FIMCO that provides ongoing services to the Funds, are referred to as "Affiliated Service Providers." Representatives of TWB will not be present at the Meeting, but will be available via telephone to answer any appropriate questions and to make a statement if they desire to do so.

The tables below set forth the fees billed by TWB for each of the last two fiscal years of the Funds for all audit and non-audit services provided directly to the Funds. Services under the caption:

•  Audit Fees are for the audit of the Funds' annual financial statements included in each Fund's reports to stockholders and in connection with statutory and regulatory filings or engagements;

•  Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of the Funds' annual financial statements not included in Audit Fees;

•  Tax Fees include tax compliance, tax advice and tax planning; and

•  All Other Fees include any other products and services provided by TWB.

For a list of the Equity Funds and the Income Funds, which are classified as September 30 Funds, and the Tax Exempt Funds and the Life Series Funds, which are classified as December 31 Funds, see Exhibit G.

Fees for audit and non-audit services provided directly to the Funds:

For the fiscal years ended 2009.
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity Funds	$258,200	$0	$38,250	$0
Income Funds	$104,100	$0	$15,750	$0
Tax Exempt Funds	$161,400	$0	$51,700	$0
Life Series Funds	$124,700	$0	$36,000	$0
For the fiscal years ended 2008.
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity Funds	$237,000	$0	$36,000	$0
Income Funds	$99,600	$0	$14,900	$0
Tax Exempt Funds	$180,850	$0	$74,800	$0
Life Series Funds	$140,100	$0	$34,800	$0

Audit and non-audit services provided to the Funds by TWB require pre-approval by the Audit Committee. The Charter of the Audit Committee requires the Audit Committee: to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors; to provide audit, review or attest services to the Funds and, in connection therewith, evaluate the independence of the auditors and obtain the auditors' specific representations as to their independence; to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and to pre-approve all non-audit services to be provided by the Funds' independent auditor to FIMCO or to any entity that controls, is controlled by or is under common control with FIMCO and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit such services to be pre-approved by other means.

All of the audit and non-audit services described above for which TWB billed the Funds fees for the fiscal years ended September 30, 2009 and December 31, 2009 and September 30, 2008 and December 31, 2008 were pre-approved by the Audit Committee. The aggregate non-audit fees billed by TWB for services rendered to FIMCO and the Affiliated Service Providers for the calendar years ended December 31, 2009 and December 31, 2008 were $77,900 and $82,100, respectively. Of these amounts, $45,000 (58%) and $44,500 (54%) were preapproved by the Audit Committee. The Audit Committee has determined that the provision of these non-audit services is compatible with maintaining the independence of TWB.

None of the services described above, provided in the fiscal years ended September 30, 2009 and December 31, 2009 and September 30, 2008 and December 31, 2008, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Affiliated Brokerage

During the fiscal years ended September 30, 2010 and December 31, 2009, the following Funds paid broker commissions to an affiliated broker-dealer in the amounts shown:

Fund	Aggregate Amount of Total Commissions Paid to Affiliated Broker	% of Aggregate Commissions Paid to Affiliated Broker
Special Situations Fund* (September 30, 2010)	$84,178	18.51%
Life Series Discovery Fund* (December 31, 2009)	$66,975	32.37%

*  The commissions were paid to CL King & Associates, an affiliated broker-dealer of Paradigm Capital Management, the Funds' sub-adviser.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds' shareholders should send such proposals to the Assistant Secretary of the First Investors Funds at 110 Wall Street, New York, New York 10005. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders of the First Investors Funds that wish to send communications to the Board of Trustees or the specific members of the Board should submit the communication in writing to the attention of the Assistant Secretary of the First Investors Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Trustees of the First Investors Funds or a specified member of the Board. The Assistant Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

EXHIBITS INDEX

Exhibit A	Outstanding Shares

Exhibit B	5% Owners of Fund Shares

Exhibit C	Directors and Executive Officers of FIMCO

Exhibit D	Form of New Agreement

Exhibit E	Additional Information Regarding Board Considerations

Exhibit F	Advisory Fees

Exhibit G	Fund Fiscal Year-Ends

EXHIBIT A

OUTSTANDING SHARES

The chart below indicates the number of shares of each series of the First Investors Funds that are outstanding as of the close of business on the Record Date:

	Outstanding Shares
First Investors Equity Funds	Class A	Class B
Total Return Fund	25,436,772.614	1,216,838.378
Value Fund	51,465,347.784	1,739,797.831
Blue Chip Fund	18,785,687.601	794,664.110
Growth & Income Fund	48,535,130.902	2,154,048.423
Global Fund	43,828,431.923	1,221,117.064
Select Growth Fund	31,705,176.586	1,579,058.540
Opportunity Fund	17,142,794.996	985,050.679
Special Situations Fund	13,268,632.917	422,178.222
International Fund	12,730,483.295	359,916.744
First Investors Income Funds
Cash Management Fund	133,103,049.740	1,715,577.012
Government Fund	28,693,702.218	956,483.705
Investment Grade Fund	41,278,452.316	1,412,479.488
Fund For Income	202,995,351.634	4,377,895.426
First Investors Tax Exempt Funds
Tax Exempt Fund	73,106,446.557	485,229.791
Tax Exempt Fund II	12,161,764.966	413,503.612
California Fund	2,527,427.723	79,191.465
Connecticut Fund	2,633,686.011	79,282.514
Massachusetts Fund	2,122,953.079	71,701.144
Michigan Fund	2,182,789.795	53,462.702
Minnesota Fund	1,846,222.847	14,342.466
New Jersey Fund	4,118,445.637	111,748.433
New York Fund	10,618,045.722	121,451.647
North Carolina Fund	1,805,472.484	127,484.773
Ohio Fund	1,859,347.832	73,910.899
Oregon Fund	3,234,543.165	80,614.358
Pennsylvania Fund	3,066,238.823	89,563.180
Virginia Fund	2,686,990.318	49,381.736

A-1

First Investors Life Series Funds	Outstanding Shares
Blue Chip Fund	6,025,105.451
Cash Management Fund	8,583,295.180
Discovery Fund	4,903,388.743
Government Fund	2,645,464.523
Growth & Income Fund	7,376,711.665
High Yield Fund	10,935,644.438
International Fund	6,601,418.135
Investment Grade Fund	3,908,679.446
Select Growth Fund	1,684,085.195
Target Maturity 2010 Fund	757,225.255
Target Maturity 2015 Fund	1,678,807.362
Value Fund	4,754,918.985

A-2

EXHIBIT B

5% Owners of Fund Shares

As of September 30, 2010, the following shareholders owned of record or beneficially 5% or more of the outstanding Class A shares of each of the Funds listed below.

Fund	% of Shares	Shareholder
First Investors Tax Exempt Funds:

Tax Exempt Fund II	5.0	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

Connecticut Fund	6.3	Esther C. Fleischman 135 Judwin Avenue New Haven, CT 06515

Minnesota Fund	5.5	Donald J. Kiel 604 Marie Lane North Mankato, MN 56003

	8.0	Jeanette L. Pfotenhauer Revocable Trust 4160 Trillium Lane E Minnetrista, MN 55364

New Jersey Fund	5.1	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

North Carolina Fund	10.0	NFS LLC 100 Hancock Street Floor 10 North Quincy, MA 02171

	11.1	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

Ohio Fund	6.9	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

First Investors Income Funds:

Cash Management Fund	11.0	First Investors Corporation 110 Wall Street New York, NY 10005

As of September 30, 2010, the following shareholders owned of record or beneficially 5% or more of the outstanding Class B shares of each of the Funds listed below:

Fund	% of Shares	Shareholder
First Investors Tax Exempt Funds:

Tax Exempt Fund	5.1	Peggy J. Mason 380 Flamingo Drive Venice, FL 34285

Fund	% of Shares	Shareholder
Tax Exempt Fund II	22.9	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

California Fund	11.3	Honey Metowski Living Trust 10 Simpaug Turnpike Redding, CT 06896

	7.4	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

	5.5	RBC Capital Markets Corp. 144-4 Nissen Road Salinas, CA 93901

	11.1	RBC Capital Markets Corp. 215 Encinada Drive Salinas, CA 93901

	6.8	The Mary Anne Lyles Trust 331 N. Jefferson Avenue Fullerton, CA 92832

	31.6	Citigroup Global Markets, Inc. 333 West 34th Street-3rd Floor New York, NY 10001

Connecticut Fund	8.8	Kathleen M. Hushin 140 Middle Turnpike W. Manchester, CT 06040

	5.3	Nona M. Donofrio 198A Bayfield Lane Stratford, CT 06614

	6.8	Roberta Lecardo 14 Ramona Way Branford, CT 06405

	5.8	Beatrice Ukraincik 9 Chestnut Court Cromwell, CT 06416

	5.0	Donald Levesque 59 Pearl Road Naugatuck, CT 06770

	5.4	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

	5.1	Oppenheimer & Co. 125 Broad Street-16th Floor New York, NY 10005

	6.0	Pershing Div. of Donaldson, Lufkin & Jenrette Securities Corp. One Pershing Plaza Jersey City, NJ 07399

Fund	% of Shares	Shareholder
Massachusetts Fund	10.2	Edmond J. Boucher and Cynthia J. Boucher 4 Jolly Road Athol, MA 01331

	8.7	Charles C. Streeter and Maureen Streeter 30 Kensington Drive Canton, MA 01583

	9.5	UBS Financial Services, Inc. 521 Pleasant Street P.O. Box 261 Mansfield Hills, MA 02051

	7.5	Robert E. Murphy and Joanne R. Murphy 75 Fox Wood Drive Springfield, MA 01129

	5.5	Maureen E. Vosburgh 155 Chauncey Walker Street Belchertown, MA 01007

	8.2	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

Michigan Fund	10.2	Gerald W. Kinney 3849 W. Rose City Road West Branch, MI 48661

	52.0	Oppenheimer & Co. 125 Broad Street-16th Floor New York, NY 10005

	7.9	Citigroup Global Markets, Inc. 333 West 34th Street-3rd Floor New York, NY 10001

Minnesota Fund	29.4	Catherine M. Marien 1079 Colette Place Saint Paul, MN 55116

	34.3	Roger A. Schutz 5142 15th Street SE Rochester, MN 55904

	7.9	Myrtle Eveland 131 Monroe Street #222 Anoka, MN 55303

	6.5	Evelyn G. Tischer 2205 2nd Street SW Unit 337 Rochester, MN 55902

	5.8	Roger A. Harr and Judith A. Harr P.O. Box 395 Lakefield, MN 56150

	6.7	Martin C. Cordes and Elvera O. Cordes 2307 15th Avenue NW Rochester, MN 55901

Fund	% of Shares	Shareholder
New Jersey Fund	5.1	Michael Carpinelli and Mary Grace Carpinelli 10 Sycamore Road Bayonne, NJ 07002

	6.2	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245

	11.6	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

	7.0	Frederick G. Burk 24 Wenonah Avenue Lake Hiawatha, NJ 07034

New York Fund	6.3	Lynn Brickman and Robert Brickman 34 Mennella Road Poughquag, NY 12570

	6.3	Vincent Frisina and Claire Frisina 17 Frank Street Smithtown, NY 11787

North Carolina Fund	8.3	Stifel Nicolaus & Company, Inc. 501 North Broadway St. Louis, MO 63102

	16.2	First Clearing LLC 1 North Jefferson St. Louis, MO 63102

	6.1	W.T. Burr Jr. and Kathryn S. Burr 15 Mountain Terrace Asheville, NC 28806

	5.9	Ralph M. Feemster and Vida B. Feemster 3 Valley Trace Lane Hamburg Crossing Weaverville, NC 28806

Ohio Fund	7.0	UBS Financial Services, Inc. 1000 Harbour Boulevard-7th Floor Weehawken, NJ 07086

	26.4	Citigroup Global Markets, Inc. 333 West 34th Street-3rd Floor New York, NY 10001

	5.7	William Sperlazza 336 E. Wilson Avenue Girard, OH 44420

	9.0	First Clearing LLC 1 North Jefferson St. Louis, MO 63103

Fund	% of Shares	Shareholder
Oregon Fund	6.1	Richard B. Keis 210 NW Kings Blvd. Corvallis, OR 97330

	7.7	Ruth Ann Simmonds 5477 Basin View Drive Klamath Falls, OR 97603

	5.1	Dale C. Blessing Trust 19615 Alderwood Court Aloha, OR 97006

	5.1	Susan Zicker 780 Missouri Street Salem, OR 97302

	5.3	Crowell, Weedon & Company One Wilshire Building-Suite 2800 624 South Grand Avenue Los Angeles, CA 90071

Pennsylvania Fund	8.8	F. Russell Ferrante and Rachelle Del Collo Ferrante 1305 New Virginia Road Downingtown, PA 19335

	8.4	Janney Montgomery Scott, LLC 1801 Market Street Philadelphia, PA 19103

	19.6	First Clearing LLC 1 North Jefferson St. Louis, MO 63102

Virginia Fund	18.2	John P. Voros and Rose M. Voros 891 Catalina Drive Newport News, VA 23608

	10.6	Kathleen B. Ritz 10370 Tarleton Drive Mechanicsville, VA 23116

	5.5	Delores G. Paige 5025 Hurop Road Sandston, VA 23150

	14.0	Kathleen V. Waldron 2824 South Abingdon Street-Apt. 2B Arlington, VA 22206

	6.9	Harold W. Graves 4629 John Alden Road Virginia Beach, VA 23455

	5.3	Orville I. Overboe Living Trust 1946 Huguenot Hundred Drive Midlothian, VA 23113

	5.3	First Clearing LLC 1 North Jefferson St. Louis, MO 63102

Fund	% of Shares	Shareholder
First Investors Income Funds:

Cash Management Fund	9.8	Gerry Galiger 9 Joseph Court Monroe, NY 10950

As of September 30, 2010, First Investors Life Insurance Company owned of record or beneficially 100% of the outstanding shares of each First Investors Life Series Fund.

EXHIBIT C

Directors and Executive Officers of FIMCO*

Directors

Kathryn S. Head

Larry R. Lavoie

William M. Lipkus

Executive Officers

Kathryn S. Head	Chairman and President

William M. Lipkus	Chief Financial Officer

Larry R. Lavoie	Chief Compliance Officer and Assistant Secretary

Joseph I. Benedek	Treasurer

*   Ms. Head and Messrs. Lavoie, Lipkus and Benedek have direct beneficial ownership interests in FICC, respectively, of 4.74%, 2.73%, 0.16% and 0.6% and, as a result, will receive a portion of the payments made by Foresters to owners of FICC in connection with the Transaction.

C-1

EXHIBIT D

Form of New Agreement

FIRST INVESTORS EQUITY FUNDS

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS TAX EXEMPT FUNDS

FIRST INVESTORS LIFE SERIES FUNDS

FORM OF INVESTMENT ADVISORY AGREEMENT

This Agreement is made as of _______ __, 20__ by and between FIRST INVESTORS EQUITY FUNDS, FIRST INVESTORS INCOME FUNDS, FIRST INVESTORS TAX EXEMPT FUNDS and FIRST INVESTORS LIFE SERIES FUNDS, each a Delaware statutory trust (each a "Trust"), and FIRST INVESTORS MANAGEMENT COMPANY INC., a New York corporation ("Manager").

WHEREAS, the Manager is an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, each Trust desires to retain the Manager as investment adviser to furnish investment advisory and portfolio management services to each Series of each Trust as now exists and to each such other Series of each Trust hereinafter established as agreed to from time to time by the parties hereto (hereinafter, "Series" shall refer to each Series of each Trust which is subject to this Agreement), and the Manager is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. Each Trust hereby appoints the Manager as investment adviser of each Trust and each Series listed on Schedule A of this Agreement (as such Schedule may be amended from time to time) for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A. In the performance of its duties, the Manager will act in the best interests of each Trust and the Series and will comply with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act of 1940, as amended (the "1940 Act"), (b) the terms of this Agreement, (c) each Trust's Trust Instrument, By-Laws and currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto, (d) relevant undertakings to state securities regulators which also have been provided to the Manager, (e) the stated investment objective(s), policies and restrictions of each applicable Series, and (f) such other guidelines as each Trust's Board of Trustees ("Board") reasonably may establish.

2.  Duties of the Manager.

(a)  Investment Program. Subject to supervision by the Board, the Manager will provide a continuous investment program for each Series and shall determine what securities and other investments will be purchased, retained or sold by each Series. The Manager will exercise full discretion and act for each Series in the same manner and with the same force and effect as such Series itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b)  Other Management Services. The Manager agrees to conduct the business and details of the operation of the Series as shall be agreed to from time to time by the parties hereto; provided, however, that the Manager shall not act as custodian for Series assets. The Manager also agrees, at its own cost, to provide the Series with certain executive, administrative and clerical personnel and to provide the Series with office facilities and supplies.

(c)  Execution of Transactions. The Manager will place orders pursuant to its investment determinations for each Series either directly with the issuer or through any brokers or dealers. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Series, the Manager shall use its best efforts to obtain for each Series the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the most favorable price and execution available, the Manager, bearing in mind each Series' best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker that provides brokerage or research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to such Series and to other clients of the Manager as to which the Manager exercises investment discretion.

(d)  Reports to the Board. Upon request, the Manager will provide the Board with economic and investment analyses and reports and make available to the Board any economic, statistical and investment services normally available to institutional or other customers of the Manager.

(e)  Delegation of Authority. Any of the foregoing duties specified in this paragraph 2 with respect to one or more Series may be delegated by the Manager, at the Manager's expense, to an appropriate party, subject to such approval by the Board and shareholders of the applicable Series as may be required by the 1940 Act. The Manager shall oversee the performance of delegated duties by any such other party and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such party.

3.  Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer, or employee of each Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for each Trust are the property of each Trust and further agrees to surrender promptly to each Trust any of such records upon each Trust's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

5.  Expenses.

(a)  Expenses of each Trust. During the term of this Agreement, each Series will bear all expenses not specifically assumed by the Manager incurred in its operations and the offering of its shares. Expenses borne by each Series will include, but not be limited to, the following (or each Series' proportionate share of the following): brokerage commissions relating to securities purchased or sold by the Series of any losses incurred in connection therewith; fees payable to and expenses incurred on behalf of the Series by the Manager; expenses of organizing the Series; filing fees and expenses relating to the registration and qualification of the Series' shares under federal or state securities laws and maintaining such registrations and qualifications; distribution fees; fees and salaries payable to the members of the Board and officers who are not officers or employees of the Manager; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance of fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against each Trust or Series for violation of any law; legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; charges of custodians, transfer agents and other agents; costs of preparing share certificates; expenses of setting in type and printing prospectuses and supplements thereto for existing shareholders, reports and statements to shareholders and proxy materials; any extraordinary expenses (including fees and disbursements of counsel) incurred by each Trust or Series; and fees and other expenses incurred in connection with membership in investment company organizations.

(b)  Fee Waivers and Reimbursements. If the expenses borne by a Series in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which shares are registered or qualified for sale to the public, the Manager will waive its fee or reimburse such Series for any excess up to the amount of the fee payable to it during that fiscal year pursuant to paragraph 6 hereof.

6.  Compensation. For the services provided and the expenses assumed pursuant to this Agreement with respect to each Series, each Trust will pay the Manager, effective from the date of this Agreement, a fee which is computed daily and paid monthly from each Series' assets at the annual rates as percentages of that Series' average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Series from the terms of this Agreement, subject to appropriate approvals required by the 1940 Act. If this Agreement becomes effective or terminates with respect to any Series before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

7.  Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of each Trust shall be deemed, when rendering services to each Trust or acting in any business of each Trust, to be rendering such services to or acting solely for each Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

8.  Duration and Termination.

(a)  Effectiveness. This Agreement shall become effective upon the date hereinabove written, provided that, with respect to a Series, this Agreement shall not take effect unless, to the extent required by the 1940 Act, it has first been approved (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party ("Independent Board Members") cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Series.

(b)  Renewal. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Board Members cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Series, by an affirmative vote of a majority of the outstanding voting securities of such Series.

(c)  Termination. Notwithstanding the foregoing, with respect to any Series, this Agreement may be terminated at any time by vote of the Board or by vote of a majority of the outstanding voting securities of such Series on 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager. The Manager may at any time terminate this Agreement on 60 days' written notice delivered or mailed by registered mail, postage prepaid, to each Trust. This Agreement automatically and immediately will terminate in the event of its assignment. Termination of this Agreement pursuant to this paragraph 8 shall be without the payment of any penalty. Termination of this Agreement with respect to a given Series shall not affect the continued validity of this Agreement or the performance thereunder with respect to any other Series.

9.  Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Series shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of such Series.

10.  Name of Trust. Each Trust or any Series may use the name "First Investors" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager. At such time as such an agreement shall no longer be in effect, each Trust and each Series will (to the extent that it lawfully can) cease to use any name derived from First Investors Management Company Inc. or any successor organization.

11.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.  Definitions. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person," and "assignment" shall have the same meanings as such terms have in the 1940 Act.

13.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST INVESTORS EQUITY FUNDS

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS TAX EXEMPT FUNDS

FIRST INVESTORS LIFE SERIES FUNDS

Attest:

By:______________________  By:_________________________

     President

FIRST INVESTORS MANAGEMENT
COMPANY, INC.

Attest:

By:______________________  By:_________________________

  President

SCHEDULE A

FIRST INVESTORS EQUITY FUNDS

With respect to Blue Chip Fund, Total Return Fund, Select Growth Fund, Growth & Income Fund, Opportunity Fund and Value Fund, compensation pursuant to Paragraph 6 of this Agreement shall be calculated in accordance with the following schedule:

Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets
Up to $300 million	0.75%
In excess of $300 million to $500 million	0.72%
In excess of $500 million to $750 million	0.69%
In excess of $750 million to $1.25 billion	0.66%
In excess of $1.25 billion to $1.75 billion	0.64%
In excess of $1.75 billion to $2.25 billion	0.62%
Over $2.25 billion	0.60%

With respect to Global Fund and International Fund, compensation pursuant to Paragraph 6 of this Agreement shall be calculated in accordance with the following schedule:

Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets
Up to $300 million	0.98%
In excess of $300 million to $600 million	0.95%
In excess of $600 million to $1 billion	0.92%
In excess of $1 billion to $1.5 billion	0.90%
Over $1.5 billion	0.88%

With respect to Special Situations Fund, compensation pursuant to Paragraph 6 of this Agreement shall be calculated in accordance with the following schedule:

Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets
Up to $200 million	1.00%
In excess of $200 million to $500 million	0.75%
In excess of $500 million to $750 million	0.72%
In excess of $750 million to $1 billion	0.69%
In excess of $1 billion to $1.5 billion	0.66%
Over $1.5 billion	0.64%

FIRST INVESTORS INCOME FUNDS

With respect to Cash Management Fund, compensation pursuant to Paragraph 6 of this Agreement shall be 0.50% of its average daily net assets.

With respect to Government Fund and Investment Grade Fund, compensation pursuant to Paragraph 6 of this Agreement shall be calculated in accordance with the following schedule:

Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets
Up to $500 million	0.66%
In excess of $500 million to $1 billion	0.64%
In excess of $1 billion to $1.5 billion	0.62%
Over $1.5 billion	0.60%

With respect to Fund For Income, compensation pursuant to Paragraph 6 of this Agreement shall be calculated in accordance with the following schedule:

Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets
Up to $250 million	0.75%
In excess of $250 million to $500 million	0.72%
In excess of $500 million to $750 million	0.69%
In excess of $750 million to $1.25 billion	0.66%
In excess of $1.25 billion to $1.75 billion	0.64%
In excess of $1.75 billion to $2.25 billion	0.62%
Over $2.25 billion	0.60%

FIRST INVESTORS TAX EXEMPT FUNDS

With respect to Tax Exempt Fund, Tax Exempt Fund II, California Tax Exempt Fund, Connecticut Tax Exempt Fund, Massachusetts Tax Exempt Fund, Michigan Tax Exempt Fund, Minnesota Tax Exempt Fund, New Jersey Tax Exempt Fund, New York Tax Exempt Fund, North Carolina Tax Exempt Fund, Ohio Tax Exempt Fund, Oregon Tax Exempt Fund, Pennsylvania Tax Exempt Fund and Virginia Tax Exempt Fund, compensation pursuant to Paragraph 6 of this Agreement shall be calculated in accordance with the following schedule:

Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets
Up to $500 million	0.60%
In excess of $500 million to $1.0 billion	0.58%
In excess of $1.0 billion to $1.5 billion	0.56%
Over $1.5 billion	0.54%

FIRST INVESTORS LIFE SERIES FUNDS

With respect to Blue Chip Fund, Cash Management Fund, Discovery Fund, Select Growth Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Target Maturity 2010 Fund, Target Maturity 2015 Fund and Value Fund, compensation pursuant to Paragraph 6 of this Agreement shall be calculated in accordance with the following schedule:

Average Daily Net Assets	Advisory Fee as % of Average Daily Net Assets
Up to $250 million	0.75%
In excess of $250 million to $500 million	0.72%
In excess of $500 million to $750 million	0.69%
In excess of $750 million to $1.25 billion	0.66%
In excess of $1.25 billion to $1.75 billion	0.64%
In excess of $1.75 billion to $2.25 billion	0.62%
Over $2.25 billion	0.60%

Dated:  ________ _, 20__

EXHIBIT E

Additional Information Regarding Board Considerations

First Investors Equity Funds

First Investors Income Funds

First Investors Tax Exempt Funds

First Investors Life Series Funds

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services to be provided by FIMCO under the New Agreement and the Interim Agreement, the Board considered that the terms of the New Agreement and the Interim Agreement are substantially the same as the terms of the Current Agreement. The Board also considered that the Transaction is expected to have minimal impact on FIMCO's day-to-day operations and is not expected to result in any change in the structure or operations of the Funds. The Board noted that Foresters currently does not intend to implement any changes to the core services provided to the Funds by FIMCO or its affiliates. The Board also noted that Foresters currently intends to retain the key personnel employed by FIMCO who provide services to the Funds (other than two senior officers who indicated their intent to retire from FIMCO). The same people who manage the Funds are expected to do so after the Closing. The level of service and the manner in which each Fund's assets are managed are expected to remain the same. The Board also considered that Foresters does not currently contemplate modifying the Funds' current service provider and sub-advisory relationships.

In evaluating Foresters, the Board considered the history, reputation, qualification and background of Foresters, the qualifications of its personnel and Foresters' financial condition. The Board also considered Foresters' capabilities, experience, corporate structure and capital resources, as well as Foresters' long-term business goals with regard to FIMCO and the Funds.

The Board gave substantial consideration to its evaluation of the nature, extent and quality of the services provided by FIMCO under the Current Agreement at the May Meeting. The Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Board considered that FIMCO's personnel devote substantially all of their time to serving the Funds.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the Funds is small by comparison to the industry average account size. The Board also considered management's explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) the implementation of policies and procedures designed to ensure compliance with each Fund's investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) the evaluation and monitoring of sub-advisers. The Board noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance, and FIMCO's willingness to make changes in portfolio managers and sub-advisers when necessary to address performance issues. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds in light of the current market environment.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO's affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds (other than the Life Series Funds). As a result, ADM can tailor its processes and services to satisfy the needs of the Funds' shareholder base. The Board noted that the Funds' shares are distributed primarily through First Investors Corporation ("FIC"), which is an affiliate of FIMCO.

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO's services, as well as the services of FIMCO's affiliates, supported approval of the New Agreement and the Interim Agreement.

Investment Performance

While the Board considered more recent performance information, the Board placed significant emphasis on its consideration of the investment performance of each of the Funds at the May Meeting. While consideration was given to performance reports and discussions held at prior and subsequent Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of the Funds over the most recent calendar year and, to the extent provided by Lipper, the annualized performance over the most recent three calendar year period and five calendar year period for each Fund's Lipper Peer Group. In addition, the Board considered the performance information provided by FIMCO for each Fund (other than the Life Series Target Maturity 2010 Fund and the Life Series Target Maturity 2015 Fund) through April 30, 2010 (the "year-to-date period"). As applicable, the Board also reviewed the annual yield of each Fund for each of the past five calendar years on an absolute and comparative basis. With regard to the performance information, the Board considered the performance and/or yield, as applicable, of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield. For each Fund, the Board also considered the volatility versus total return data provided by Lipper as well as FIMCO's representation that it believes that the Funds use a more conservative investment style than many of their peers. The Board also took note of the improved performance of the Select Growth Fund reviewed at the Board's August 2010 meeting.

For the Equity Funds, on a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Growth & Income Fund and Select Growth Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With regard to the Growth & Income Fund and Select Growth Fund, the Board noted that performance for the year-to-date period had improved significantly and fell within one of the top three quintiles. The Board also considered that the sub-adviser for the Select Growth Fund had been changed in 2007 and did not have a full three years of history managing the Fund.

For the Income Funds, on a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that the Investment Grade Fund and Cash Management Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With respect to the Fund For Income, the Board considered that the current sub-adviser, which was hired in April 2009, had only approximately one year of history in managing the Fund. The Board also noted that the yield for each Fund, except for the Cash Management Fund, for each of the past five calendar years fell within one of the top three quintiles and the yield for the Cash Management Fund fell within one of the top three quintiles for four of the past five calendar years.

For the Tax Exempt Funds, on a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. The Board also noted that the yield for each Fund, except for Tax Exempt Fund II, Minnesota Tax Exempt Fund and Oregon Tax Exempt Fund, for each of the past five calendar years fell within one of the top three quintiles. The Board also noted that the yield for Tax Exempt Fund II fell within one of the top three quintiles for two of the past five calendar years and the yield for the Minnesota Tax Exempt Fund and Oregon Tax Exempt Fund fell within one of the top three quintiles for four of the past five calendar years.

For the Life Series Funds, on a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund, except for the Life Series Select Growth Fund and Life Series High Yield Fund, fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With respect to the performance of the Life Series Select Growth Fund, although the performance of the Fund did not fall within one of the top three quintiles for at least one of the performance periods provided by Lipper, the Fund's performance had improved during the year-to-date period and fell within one of the top three quintiles for such year-to-date period.

The Board also considered that the sub-adviser for the Life Series Select Growth Fund had been changed in 2007 and did not have a full three years of history managing the Fund. The Board also took note of the improved performance of the Life Series Select Growth Fund reviewed at the Board's August 2010 meeting. With respect to the Life Series High Yield Fund, the Board considered that the sub-adviser, which was hired in April 2009, had only approximately one year of history in managing the Fund.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board noted that the advisory fees payable by each Fund under the New Agreement and the Interim Agreement are the same as the fee rates payable under the Current Agreement. The Board gave substantial consideration to its evaluation of the advisory fees payable by the Funds and each Fund's total expense ratio at the May Meeting. The Board considered that the Funds' expense ratios were not expected to increase as a result of the Transaction. The Board also considered that Foresters currently does not intend to change any Fund's expense reimbursement or advisory fee waiver arrangements. In addition, the Board noted that shareholders would not bear any costs in connection with the Transaction, inasmuch as FICC and Foresters will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and any other fees and expenses incurred by the Funds in connection with the Transaction.

At the May Meeting, the Board reviewed the information compiled by Lipper comparing each Fund's contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to a customized group of comparable funds within its Peer Group selected by Lipper ("Expense Group"). In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Expense Group and noted the relative position of each Fund within the Expense Group. With regard to the State Tax Exempt Funds, the Board noted that Lipper did not provide data comparing each such Fund's contractual and actual management fee on a quintile basis due to the limited number of funds in each such Fund's Expense Group. However, the Board reviewed data provided by Lipper showing each State Tax Exempt Fund's management fees as compared to the median of its Expense Group.

The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund's Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee.

The Board considered that, at the May Meeting, FIMCO had extended, and, thereafter, Foresters agreed to keep in place, the existing voluntary: (1) total expense cap limitations for the Cash Management Fund and the Life Series Cash Management Fund; and (2) the management fee caps for the Special Situations Fund, Global Fund, Fund For Income, Government Fund, Investment Grade Fund, Life Series Government

Fund, Life Series Investment Grade Fund, Life Series Target Maturity 2010 Fund, Life Series Target Maturity 2015 Fund and all Tax Exempt Funds until May 31, 2011. In addition, the Board considered that, with respect to the Cash Management Fund and the Life Series Cash Management Fund, FIMCO is currently waiving additional management fees to maintain total expense levels below the total expense cap for each such Fund due to the low interest rate environment.

At the May Meeting, the Board also reviewed the information compiled by Lipper comparing the Class A share total expense ratio of each of the Equity Funds, Income Funds and Tax Exempt Funds, taking into account FIMCO's expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Expense Group, including on a quintile basis, for all Funds other than the State Tax Exempt Funds with respect to which the Expense Group median was used.

In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management's explanation that: (i) the Equity Funds have average account sizes that are relatively small compared with the industry average for equity funds; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to shareholders of the Equity Funds, the Income Funds and the Tax Exempt Funds; (iii) overall Fund expenses cover certain check-writing and wiring privileges for the Cash Management Fund shareholders at no additional cost; (iv) the custodial fees for shareholders who invest in the Income Funds and Equity Funds through retirement accounts are paid by the Funds and are reflected in the Funds' total expense ratio, and a significant majority of the shares of the Equity Funds and Income Funds (other than Cash Management Fund) are held in retirement accounts; and (v) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that the Expense Groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper's methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund's management fee and expense ratio on a relative basis. Based on the information considered, the Trustees concluded that each Fund's advisory fees and expense ratio relative to comparable mutual funds was reasonable given the nature, extent and quality of the services to be provided under the New Agreement and the Interim Agreement.

Profitability. At the September Meeting, the Board reviewed the materials it received regarding Foresters' capital resources. The Board also reviewed the materials provided by FIMCO at the May Meeting regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO's profitability with respect to each Fund, calculated for the year ended December 31, 2009, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the "fall-out" or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds. Based on the information provided, the Board also noted that FIMCO currently operates the Cash Management Fund at a loss.

Economies of Scale. With respect to economies of scale, the Board considered that the Transaction could provide certain benefits to the Funds, including opportunities to increase the distribution of Fund shares and realize cost savings by leveraging certain available resources at Foresters. The Board considered that any resulting growth of Fund assets might produce economies of scale that could benefit Fund shareholders. The Board also considered that the fee schedules for each Fund, other than the Cash Management Fund, which will remain the same under the New Agreement and Interim Agreement, include breakpoints to account for management economies of scale.

The Board also placed significant emphasis on its consideration at the May Meeting of whether economies of scale are benefiting the Funds based on breakpoints in each Fund's fee schedule (as applicable), which are discussed below.

With respect to the Equity Funds, the Board noted that each Fund, except for the Select Growth Fund, Global Fund and International Fund, has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in their respective fee schedules. With regard to the Select Growth Fund, Global Fund and International Fund, the Board recognized that, although these Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds increase, economies of scale may be shared for the benefit of shareholders.

With respect to the Income Funds, the Board noted that the Fund For Income has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in its fee schedule. With regard to the Government Fund and Investment Grade Fund, the Board recognized that, although these Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds increase, economies of scale may be shared for the benefit of shareholders. With respect to the Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

With respect to the Tax Exempt Funds, the Board noted that the Tax Exempt Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in its fee schedule. With regard to the other Tax Exempt Funds, the Board recognized that, although the Funds are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of the Funds increase, economies of scale may be shared for the benefit of shareholders.

With respect to the Life Series Funds, the Board recognized that, although each Fund is not currently at an asset level at which it can take advantage of the breakpoints contained in its fee schedule, each schedule is structured so that when the assets of the Fund increase, economies of scale may be shared for the benefit of shareholders.

"Fall Out" or Ancillary Benefits. The Board considered the "fall-out" or ancillary benefits that may accrue to FIMCO and Foresters as a result of their relationships with the Funds. In that regard, the Board considered that the Funds may offer Foresters the opportunity to promote its fraternal mission by offering Foresters membership to existing shareholders. The Board noted that, at the May Meeting, the Board had considered the benefits that may accrue to FIMCO. The Board considered that FIMCO receives research from broker-dealers that execute brokerage transactions for the Funds. The Board noted that FIMCO must select brokers based on each Fund's requirements for seeking best execution. The Board also considered the profits earned or losses incurred by ADM, the income received by FIC, and FIMCO's affiliated bank as a result of FIMCO's management of the Funds.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, the Board concluded that the level of fees to be paid to FIMCO with respect to each Fund is reasonable. As a result, the Board, including a majority of the Independent Trustees, approved the New Agreement and the Interim Agreement.

EXHIBIT F

Advisory Fees

Set forth below are the advisory fees payable and paid to FIMCO by each Fund for the fiscal year ended September 30, 2009 (for the September 30 Funds) and for the fiscal year ended December 31, 2009 (for the December 31 Funds) (before and after taking into account any fee waivers) and any voluntary fee waiver or reimbursement.

Fund	Advisory Fees Payable (before any waivers or reimbursements)	Advisory Fees Paid (after any waivers or reimbursements)	Advisory Fees Waived or Reimbursed
Total Return Fund	$2,184,695	$2,184,695	$0
Value Fund	$2,079,083	$2,079,083	$0
Blue Chip Fund	$2,460,974	$2,460,974	$0
Growth & Income Fund	$3,773,136	$3,773,136	$0
Global Fund	$2,038,868	$1,976,452	$62,416
Select Growth Fund	$1,253,367	$1,253,367	$0
Opportunity Fund	$2,312,489	$2,312,489	$0
Special Situations Fund	$2,075,637	$1,691,880	$383,757
International Fund	$884,574	$884,574	$0
Cash Management Fund	$1,068,948	$388,649	$680,299
Government Fund	$1,805,633	$1,354,917	$450,716
Investment Grade Fund	$1,917,564	$1,410,205	$507,359
Fund For Income	$2,914,779	$2,760,896	$153,883
Tax Exempt Fund	$4,217,598	$3,762,633	$454,965
Tax Exempt Fund II	$950,179	$839,325	$110,854
California Tax Exempt Fund	$176,027	$155,491	$20,536
Connecticut Tax Exempt Fund	$221,361	$195,535	$25,826
Massachusetts Tax Exempt Fund	$152,621	$134,815	$17,806
Michigan Tax Exempt Fund	$172,816	$152,654	$20,162
Minnesota Tax Exempt Fund	$123,188	$108,816	$14,372
New Jersey Tax Exempt Fund	$318,892	$281,688	$37,204
New York Tax Exempt Fund	$887,576	$784,025	$103,551
North Carolina Tax Exempt Fund	$157,078	$138,752	$18,326

F-1

Fund	Advisory Fees Payable (before any waivers or reimbursements)	Advisory Fees Paid (after any waivers or reimbursements)	Advisory Fees Waived or Reimbursed
Ohio Tax Exempt Fund	$141,838	$125,290	$16,548
Oregon Tax Exempt Fund	$236,329	$208,757	$27,572
Pennsylvania Tax Exempt Fund	$244,836	$216,272	$28,564
Virginia Tax Exempt Fund	$196,276	$173,377	$22,899
Life Series Blue Chip Fund	$801,702	$801,702	$0
Life Series Cash Management Fund	$92,760	$40,827	$51,933
Life Series Discovery Fund	$813,688	$813,688	$0
Life Series Government Fund	$188,595	$150,876	$37,719
Life Series Growth & Income Fund	$1,209,010	$1,209,010	$0
Life Series High Yield Fund	$443,307	$443,307	$0
Life Series International Fund	$651,854	$651,854	$0
Life Series Investment Grade Fund	$263,457	$210,765	$52,692
Life Series Select Growth Fund	$67,983	$67,983	$0
Life Series Target Maturity 2010 Fund	$92,707	$74,166	$18,541
Life Series Target Maturity 2015 Fund	$211,428	$169,142	$42,286
Life Series Value Fund	$434,016	$434,016	$0

F-2

EXHIBIT G

Fund Fiscal Year-Ends

  September 30 Funds

Total Return Fund	Cash Management Fund

Value Fund	Government Fund

Blue Chip Fund	Investment Grade Fund

Growth & Income Fund	Fund For Income

Global Fund

Select Growth Fund

Opportunity Fund

Special Situations Fund

International Fund

  December 31 Funds

Tax Exempt Fund	Life Series Blue Chip Fund

Tax Exempt Fund II	Life Series Cash Management Fund

California Tax Exempt Fund	Life Series Discovery Fund

Connecticut Tax Exempt Fund	Life Series Government Fund

Massachusetts Tax Exempt Fund	Life Series Growth & Income Fund

Michigan Tax Exempt Fund	Life Series High Yield Fund

Minnesota Tax Exempt Fund	Life Series International Fund

New Jersey Tax Exempt Fund	Life Series Investment Grade Fund

New York Tax Exempt Fund	Life Series Select Growth Fund

North Carolina Tax Exempt Fund	Life Series Target Maturity 2010 Fund

Ohio Tax Exempt Fund	Life Series Target Maturity 2015 Fund

Oregon Tax Exempt Fund	Life Series Value Fund

Pennsylvania Tax Exempt Fund

Virginia Tax Exempt Fund

G-1

First Investors
First Investors Funds

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 19, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Carol Lerner Brown and Geeta Alphonso-Napoli, and each of them separately, as his or her attorney and proxy with full power of substitution to each, and hereby authorizes them to represent and act, with respect to all shares of each of the series comprising the First Investors Equity Funds, First Investors Income Funds, First Investors Life Series Funds and First Investors Tax Exempt Funds, listed on the reverse side (“Funds”), held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 1:00 p.m. Eastern Time, on November 19, 2010, at 110 Wall Street, New York, New York 10005 and at any adjournment or postponement thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on the reverse side, this proxy will be voted FOR the proposals.   Please see the reverse side for proposal information.

NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, partnership or other entity, this signature should be that of an authorized officer, who should include his or her title.

Signature/Title	Date

Additional Signatures (if held Jointly)	Date

Please fold here – Do not tear or separate

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on the reverse side, this proxy will be voted FOR the proposals.

The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

For your convenience we have set up several convenient methods to vote your proxy.   Please vote by using one of the following methods detailed below:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.	Control Number:

2. Phone:	Simply dial toll-free 1-866-458-9863 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Fax:	Fax us the completed proxy card to 1-888-810-3042.

4. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 19, 2010.

If you would like another copy of the proxy materials, they are available at www.proxyonline.com. You will need your control number above to log in.  For any questions regarding the proposals or how to cast your vote, call toll-free 1-800-591-6313.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

First Investors Funds

Control Number

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

VOTE ALL FUNDS AND PROPOSALS AT ONCE.

TO VOTE ON ALL PROPOSALS IN THE SAME MANNER, FOR ALL FUNDS, PLEASE CHECK ONE OF THESE THREE BOXES:

	FOR	AGAINST	ABSTAIN

VOTE ALL PROPOSALS:	☐	☐	☐

To vote separately for each of your Funds on each proposal, complete the sections below. Please note: Marking AGAINST or ABSTAIN above will count as WITHHOLD FOR PROPOSAL 1. If a ballot is marked in the above “vote all Funds”, and below, the mark above will override any marks made below. For questions on using this ballot or if you wish to vote for Trustees separately for each of your Funds, please call 1-800-591-6313.

PROPOSALS:

1.	Proposal: To elect six Trustees:		WITHHOLD	FOR ALL
	(01) Charles R. Barton, III (02) Stefan L. Geiringer (03) Robert M. Grohol (04) Arthur M. Scutro, Jr. (05) Mark R. Ward (06) Christopher H. Pinkerton	FOR ALL	FROM ALL	EXCEPT
		(NOMINEES)	(NOMINEES)	(See below)

		☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual Nominee, mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) on the line below.

Please fold here – Do not tear or separate

2.	To approve a new investment advisory agreement with First Investors Management Company, Inc.

Type	Tag ID	FOR	AGAINST	ABSTAIN

THANK YOU FOR YOUR CONSIDERATION AND VOTING.